                                                                    EXHIBIT 10.4


                         SMITTY'S STOCKHOLDER AGREEMENT


          THIS STOCKHOLDER AGREEMENT (this "Agreement") is entered into as of
                                            ---------
_____________________ __, 1996, among SMITH'S FOOD & DRUG CENTERS, INC., a
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Delaware corporation (the "Company"), CACTUS ACQUISITION, INC., a Delaware
                           -------
corporation AND WHOLLY-OWNED SUBSIDIARY OF THE COMPANY ("Acquisition"), and the
            ------------------------------------------   -----------
undersigned stockholders (individually, a "Stockholder" and, collectively, the
                                           -----------
"Stockholders") of Smitty's Supermarkets, Inc., a Delaware corporation
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("Smitty's").
- ----------  -

          WHEREAS, THE COMPANY, ACQUISITION, SMITTY'S AND THE YUCAIPA
          -----------------------------------------------------------
COMPANIES ("YUCAIPA") ARE parties to a Recapitalization Agreement and Plan of
- -------------------------
Merger dated as of January 29, 1996 (the "Recapitalization Agreement"),
                                          --------------------------
providing for the merger of Acquisition with and into Smitty's pursuant to the terms and conditions of the Recapitalization Agreement (the "Merger") and
                                                             ------
setting forth certain representations, warranties, covenants and agreements which each of the parties thereto is making thereby in connection with the Merger; and

          WHEREAS, the Recapitalization Agreement contemplates that certain stockholders of Smitty's will agree to vote their shares of Smitty's Common Stock (as hereinafter defined) in favor of the Merger and to take no action inconsistent with the Recapitalization Agreement; and

          WHEREAS, to comply with the Recapitalization Agreement and to induce the Company to proceed to consummate the Merger, such Stockholders have agreed to commit to vote all shares of Smitty's Common Stock held by each such Stockholder in favor of the Merger and to take no action inconsistent with the Merger;

          NOW, THEREFORE, in consideration of the covenants herein contemplated, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. REPRESENTATIONS OF STOCKHOLDERS. Each undersigned Stockholder represents that it (i) is the holder and beneficial owner of that number of shares of Class A or Class B Common Stock of the Company (collectively, the

"Smitty's Common Stock") set forth under its signature below, (ii) has full
- ----------------------
power and authority to make, enter into and carry out the terms of this Agreement, and (iii) is not a party to or bound by any contract, commitment, agreement, understanding arrangement or restriction of any kind with respect to which the execution of this Agreement, or the consummation by such Stockholder of the transactions contemplated hereby will constitute a violation, or cause a default or a conflict.

          2. AGREEMENT TO VOTE SHARES. Each undersigned Stockholder shall vote its shares of Smitty's Common Stock and any New Shares (as defined in Section 6 below), and shall cause any holder of record of its shares of Smitty's Common Stock or New Shares to vote, in favor of approval of the Merger and, to the extent required, the other transactions contemplated by the Recapitalization Agreement at every meeting of the stockholders of Smitty's called for such purpose (and every adjournment thereof) or by written action without a meeting or otherwise.

          3. NO-SHOP. Each undersigned Stockholder agrees that it shall not, directly or indirectly, through any officer, director, partner, agent or representative or otherwise, (i) solicit, initiate or encourage submission of proposals or offers from any person other than the Company or Acquisition

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relating to any acquisition or purchase of all or any material portion of the assets of, or any equity interest in, or any merger, consolidation or business combination with, Smitty's or any of its subsidiaries, or (ii) participate in any discussions or negotiations regarding, or furnish any person other than the Company, Acquisition, or their officers, directors or agents any information with respect to, or otherwise cooperate with, assist in, or participate in, or facilitate or encourage any effort by any person other than the Company or Acquisition to do any of the foregoing.

          4. NO ACTIONS INCONSISTENT WITH RECAPITALIZATION AGREEMENT. Each undersigned Stockholder agrees to take no action inconsistent with the Recapitalization Agreement or that would prevent any condition precedent to the Merger from being satisfied at or prior to the Effective Time of the Merger.

          5. TRANSFER AND ENCUMBRANCE. Each undersigned Stockholder agrees not to transfer, sell, offer, pledge, or otherwise dispose of or reduce his or her right relative to or encumber any of its shares of Company Common Stock or New Shares without the prior written consent of the Company and Smitty's.

          6. ADDITIONAL PURCHASES. Each undersigned Stockholder agrees that any New Shares acquired or purchased by it shall be subject to the terms of this Agreement. For purposes of this Agreement, the term "New Shares" shall mean any
                                                      ----------
shares of Smitty's Common Stock that each Stockholder purchases, otherwise acquires beneficial ownership of or acquires the right to vote or share in the voting of, after the execution of this Agreement, including, without limitation, through the exercise of any options, warrants or other rights to purchase Smitty's Common Stock.

          7. SPECIFIC PERFORMANCE. Each party hereto acknowledges that (a) it will be impossible to measure in money the damage to the Company and Acquisition if a Stockholder fails to comply with any of the obligations imposed by this Agreement, (b) every such obligation is material, and (c) in the event of any such failure, the Company and Acquisition will not have an adequate remedy at law or damages and, accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is an appropriate remedy for any such failure.

          8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of the other parties hereto.

          9. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and, together with the Recapitalization Agreement and any other agreement to be executed by each undersigned party pursuant to the Recapitalization Agreement, contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified and no provisions hereof may be modified or waived, except expressly by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver by any such party, and no such waiver shall be deemed a continuing waiver of any provision hereof by such party.

          10.  STOCKHOLDERS' REPRESENTATIVE.  YUCAIPA IS HEREBY APPOINTED AS THE
            -  -----------------------------------------------------------------
"STOCKHOLDERS' REPRESENTATIVE" ON BEHALF OF EACH UNDERSIGNED STOCKHOLDER AND
- ----------------------------------------------------------------------------
IRREVOCABLY CONSTITUTED AND APPOINTED AS SUCH STOCKHOLDER'S ATTORNEY-IN-FACT, TO
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ACT IN SUCH STOCKHOLDER'S NAME, PLACE AND STEAD IN ANY WAY IN WHICH SUCH
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STOCKHOLDER COULD DO ANY OR ALL OF THE FOLLOWING:  (I) TO
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

SUPERVISE THE CLOSINGS (AS DEFINED IN THE RECAPITALIZATION AGREEMENT) AND
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DETERMINE WHETHER THE CONDITIONS TO THE CLOSINGS HAVE BEEN SATISFIED AND WAIVE
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ANY CONDITIONS WHICH, IN ITS SOLE DISCRETION, IT DEEMS APPROPRIATE TO FACILITATE
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THE CLOSINGS; (II) TO TAKE ANY AND ALL ACTIONS THAT MAY BE NECESSARY OR
- -----------------------------------------------------------------------
DESIRABLE IN CONNECTION WITH THE RECAPITALIZATION AGREEMENT; (III) TO EXECUTE
- -----------------------------------------------------------------------------
AND DELIVER IN ITS CAPACITY AS STOCKHOLDERS' REPRESENTATIVE ANY AND ALL NOTICES,
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DOCUMENTS OR CERTIFICATES TO BE EXECUTED BY THE STOCKHOLDERS' REPRESENTATIVE IN
- -------------------------------------------------------------------------------
ACCORDANCE WITH THE RECAPITALIZATION AGREEMENT AND THE OTHER TRANSACTION
- ------------------------------------------------------------------------
DOCUMENTS (AS DEFINED IN THE RECAPITALIZATION AGREEMENT); (IV) DELIVER AT THE
- -----------------------------------------------------------------------------
MERGER CLOSING STOCK POWERS AND ANY OTHER REQUIRED INSTRUMENTS OF TRANSFER TO BE
- --------------------------------------------------------------------------------
EXECUTED BY THE SMITTY'S STOCKHOLDERS, INCLUDING A LETTER OF TRANSMITTAL, AND TO
- --------------------------------------------------------------------------------
ACCEPT CERTIFICATE OR CERTIFICATES IN THE NAME OF EACH SMITTY'S STOCKHOLDER
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MERGER CONSIDERATION AS SET FORTH IN SECTION 3.1(C) OF THE RECAPITALIZATION
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AGREEMENT; (V) TAKE ALL OTHER ACTIONS AND DO OTHER THINGS PROVIDED IN OR
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CONTEMPLATED BY THE RECAPITALIZATION AGREEMENT AS TO BE TAKEN OR PERFORMED BY
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THE STOCKHOLDERS' REPRESENTATIVE.  THIS POWER OF ATTORNEY SHALL BE COUPLED WITH
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AN INTEREST AND IRREVOCABLE AND SHALL SURVIVE, AND SHALL NOT BE AFFECTED BY, THE
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SUBSEQUENT DEATH, DISABILITY OR INCOMPETENCE, OR LIQUIDATION OR DISSOLUTION, AS
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APPLICABLE OF ANY STOCKHOLDER.
- ------------------------------

          11.  MISCELLANEOUS.
          --

               a. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Delaware.

               b. If any provisions of this Agreement or the application of such provisions to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

               c. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

               d. This Agreement shall terminate upon the earlier to occur of the termination of the Recapitalization Agreement pursuant to Section 10.1 thereof or the consummation of the Merger.

               e. All Section headings herein are for convenience of reference only and are not part of this Agreement and no construction or reference shall be derived therefrom.

               f. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

               g. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Recapitalization Agreement.


                            (SIGNATURE PAGE FOLLOWS)
                            ------------------------

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                    SMITH'S FOOD & DRUG CENTERS, INC.

                                    By:/S/ JEFFREY P. SMITH
                                       -----------------------------------------
                                    Name:  Jeffrey P. Smith
                                    Title: Chairman, President and
                                           Chief Executive Officer

                                    CACTUS ACQUISITION, INC.

                                    By:/S/ JEFFREY P. SMITH
                                       -----------------------------------------
                                    Name:  Jeffrey P. Smith
                                    Title: President and Chief Executive
                                           Officer

                                    STOCKHOLDER:

                                    YUCAIPA SSV PARTNERS, L.P.

                                    By:    The Yucaipa Companies
                                    Its:   General Partner


                                    By:/S/ MARK A. RESNIK
                                       -----------------------------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner

                                    Address:  10000 Santa Monica Boulevard
                                              Fifth Floor
                                              Los Angeles, California 90067

                                    Shares of Smitty's Common Stock
                                    Beneficially Owned:

                                    Class  Number of Shares
                                    -----  ----------------

                                      A        378,872
                                           -------------------------------------
                                      B           0
                                           -------------------------------------

                                    Options or Warrants to Purchase the
                                    Following Number of Shares of Smitty's
                                    Common Stock Beneficially Owned:

                                                          0
                                    --------------------------------------------

                                    YUCAIPA SMITTY'S PARTNERS, L.P.

                                    By:    The Yucaipa Companies
                                    Its:   General Partner


                                    By:/S/ MARK A. RESNIK
                                       -----------------------------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner

                                    Address:  10000 Santa Monica Boulevard
                                              Fifth Floor
                                              Los Angeles, California 90067

                                    Shares of Smitty's Common Stock
                                    Beneficially Owned:

                                    Class  Number of Shares
                                    -----  ----------------

                                      A       99,829.803
                                           -------------------------------------
                                      B            0
                                           -------------------------------------

                                    Options or Warrants to Purchase the
                                    Following Number of Shares of Smitty's
                                    Common Stock Beneficially Owned:

                                                          0
                                    --------------------------------------------


                                    YUCAIPA SMITTY'S PARTNERS II, L.P.

                                    By:    The Yucaipa Companies
                                    Its:   General Partner


                                    By:/S/ MARK A. RESNIK
                                       -----------------------------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner

                                    Address:  10000 Santa Monica Boulevard
                                              Fifth Floor
                                              Los Angeles, California 90067

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

                                    Shares of Smitty's Common Stock
                                    Beneficially Owned:

                                    Class  Number of Shares
                                    -----  ----------------

                                      A         45,419
                                           -------------------------------------
                                      B            0
                                           -------------------------------------

                                    Options or Warrants to Purchase the
                                    Following Number of Shares of Smitty's
                                    Common Stock Beneficially Owned:

                                                          0
                                    --------------------------------------------

                                    YUCAIPA ARIZONA PARTNERS, L.P.

                                    By:    The Yucaipa Companies
                                    Its:   General Partner


                                    By:/S/ MARK A. RESNIK
                                       -----------------------------------------
                                    Name:  Mark A. Resnik
                                    Title: General Partner

                                    Address:  10000 Santa Monica Boulevard
                                              Fifth Floor
                                              Los Angeles, California 90067

                                    Shares of Smitty's Common Stock
                                    Beneficially Owned:

                                    Class  Number of Shares
                                    -----  ----------------

                                      A         181,662
                                           -------------------------------------
                                      B            0
                                           -------------------------------------

                                    Options or Warrants to Purchase the
                                    Following Number of Shares of Smitty's
                                    Common Stock Beneficially Owned:

                                                          0
                                    --------------------------------------------

                                    STOCKHOLDER:


                                    --------------------------------------------
                                                (NAME OF STOCKHOLDER)
                                                ---------------------


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    Address:

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                    Shares of Smitty's Common Stock
                                    Beneficially Owned:

                                    Class  Number of Shares
                                    -----  ----------------

                                      A
                                           -------------------------------------
                                      B
                                           -------------------------------------

                                    Options or Warrants to Purchase the
                                    Following Number of Shares of Smitty's
                                    Common Stock Beneficially Owned:


                                    --------------------------------------------

                                       7